UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2009

                         Berthel Growth & Income Trust I
             (Exact name of registrant as specified in its charter)

          Iowa                       33-89506                        52-1915821
 ----------------------       ----------------------                   -------
(State of Incorporation)     (Commission File Number)                 (IRS No.)

                          701 Tama Street, Marion, Iowa                52302
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                    (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Berthel Growth & Income Trust I (the "Trust"), on its own behalf and on behalf of Berthel SBIC, LLC ("SBIC"), reports as follows:

1. The Trust dissolved on June 21, 2009 (the "Dissolution Date") in accordance with the terms of its declaration of trust. Pursuant to Delaware statutes and the declaration of trust, the Trust will continue to exist after the Dissolution Date for up to three years for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Trust gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities, and to distribute any remaining assets to the holders of beneficial interests in the Trust, but not for the purpose of continuing the business for which the Trust was organized.

     The SBIC is now in receivership. As previously reported, (i) on January 7, 2009, the Federal District Court for the Northern District of Iowa entered an order appointing the Small Business Administration (the "SBA") the receiver for the purpose of marshalling and liquidating in an orderly manner all of the SBIC's assets and satisfying the claims of the SBIC's creditors in the order of priority as determined by the Court; and (ii) the Court entered an order in favor of the SBA in the amount of $2,773,841.50, plus accrued interest of $17,598.79 through November 17, 2008, plus accrued interest of $566.15 per day up to the date of the order, together with post-judgment interest. The SBA debt is secured by all assets of the SBIC. The only activity the Trust now has is to pay creditors and make distributions to holders of beneficial interests if and when the SBIC distributes cash to the Trust.

     From and after the Dissolution Date, the Trust Advisor will act without compensation as Liquidating Trust Advisor. When the Liquidating Trust Advisor has completed the winding up of the Trust, the Trust will file a certificate of cancellation with the Delaware Secretary of State. As soon as it is legally permitted in each case to do so, the Trust, on behalf the SBIC, will file on N-54C to notify the Securities and Exchange Commission of the SBIC's voluntary withdrawal of its election under Section 54(a) of the Investment Company Act, and the Trust will file on Form 15 to terminate the registration of the beneficial interests of the Trust.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 22, 2009                               Berthel Growth & Income Trust I
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  (Date)                                    (Registrant)




                                            /s/  Ronald O. Brendengen
                                            -----------------------------------
                                                 Ronald O. Brendengen,
                                                 Chief Financial Officer of
                                                 Berthel Fisher & Company
                                                 Planning, Inc., Trust Advisor